SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                         Date of Report

                       September 6, 1995

                    CACI International Inc
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      (Exact name of registrant as specified in its Charter)

                            Delaware
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          (State or other jurisdiction of incorporation)

                             0-8401
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                    (Commission File Number)

                           54-1345888
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               (IRS Employer Identification No.)

                       1100 N. Glebe Road
                   Arlington, Virginia 22201
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        (Address of principal executive offices)(Zip Code)

                          (703) 841-7800
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        Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS.

On September 1, 1995 CACI completed its acquisition of Automated
Sciences Group, Inc. (ASG) for $4.9 million in cash over 4 years.
CACI previously announced the signing of a Letter of Intent to acquire ASG on July 14, 1994.

The Acquisition brings to CACI approximately 200 new employees generating more than $16 million in annual revenue. ASG provides information technology, engineering and environmental services to the Department of Defense and Energy. ASG is headquartered in Silver Spring, Maryland and has major offices in Dahlgren, Virginia, Huntsville, Alabama and Oak Ridge, Tennessee.

A copy of CACI's September 5, 1995 press release regarding the acquisition of ASG is attached as an Exhibit to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(99)(a) Press Release September 5, 1995 completion of acquisition of ASG.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc
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(Registrant)

By:    \s\                                Dated:  Sept. 6, 1995
- ------------------------------
Jeffrey P. Elefante
Sr. Vice President, General Counsel &
Corporate Secretary

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CACI International Inc

                               (Registrant)


Dated:  Sept. 6, 1995


By:
     Jeffrey P. Elefante
     Sr. Vice President, General Counsel &
     Corporate Secretary